UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 18, 2004 (February 18, 2004)

MYOGEN, INC.

(Exact name of registrant as specified in its charter)

000-50438
(Commission File Number)

Delaware	84-1348020
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7575 West 103rd Avenue, Suite 102
Westminster, CO 80021
(Address of principal executive offices and Zip Code)

(303) 410-6666
Registrant’s telephone number, including area code

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1 Press Release, dated as of February 18, 2004 entitled “Myogen Reports 2003 Fourth Quarter And Full Year Results.”

Item 12. Results of Operations and Financial Condition.

     On February 18, 2004, the Company issued a press release relating to the Company’s earnings for the fourth quarter of fiscal year 2003 and for the full year. A copy of the press release is attached as Exhibit 99.1, which is furnished under Item 12 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated February 18, 2004

MYOGEN, INC

	By:	/s/ J. William Freytag

J. William Freytag
	Its:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of February 18, 2004 entitled “Myogen Reports 2003 Fourth Quarter And Full Year Results.”